Exhibit 99.2

 ANGIODYNAMICS  Fourth Quarter 2022 Earnings Presentation  July 12, 2022  1

 2  Forward-Looking Statement  Notice Regarding Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ materially from AngioDynamics’ expectations, expressed or implied. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions (including inflation, labor shortages and supply chain challenges including the cost and availability of raw materials), the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to obtain regulatory clearances or approval of its products, or to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2021. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.  In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.  Notice Regarding Non-GAAP Financial Measures  Management uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported adjusted EBITDA (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income and adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

 Corporate Developments – Q4 and Full-Year Highlights  Continued focused investment in our 3 key Med Tech platforms: Auryon, Thrombectomy & NanoKnife  Macroeconomic headwinds persist   Gross margin impacted by supply chain disruptions, labor shortages and inflation  Manufacturing capacity enhancement drove a 40% increase in production hours exiting Q4   Backlog of $8.4 million at quarter end as response plans yielded reductions  Company Q4 revenue growth of 13.2%  Med Tech up 40.0%; Med Device up 6.1%  $9.6 million in Auryon sales   10.0% YOY growth in Mechanical Thrombectomy (AngioVac and AlphaVac); 11.4% growth when including Unifuse  16.0% YOY growth in NanoKnife disposables  Company full-year revenue growth of 8.7%  Med Tech up 41.2%; Med Device up 0.9% (excluding NHS, up 3.2%)  $29.1 million in Auryon sales   16.0% YOY growth in Mechanical Thrombectomy (AngioVac and AlphaVac); 12.1% growth when including Unifuse  16.7% YOY growth in NanoKnife disposables  Subsequent to year end:   The Company initiated the FMR of the AlphaVac F18 thrombectomy system   Two new IDE clinical studies:   The APEX study for the use of AlphaVac F18 to treat pulmonary embolism  The PRESERVE study for the use of NanoKnife in prostate (first patients enrolled)

 FY23 Guidance  4  FY23 Guidance  Q4 FY2022  Revenue  $342 - $348 million  Gross Margin  Med Tech  Med Device  52.5% - 54.5%  65% - 68%  45% - 48%  Adjusted EPS  $0.01 - $0.06

 Fourth Quarter and Full-Year Highlights  Q4 FY2022  Q4 FY2021  Change  FY2022  FY2021  Change  Revenue  $86,998  $76,842  13.2%  $316,219  $291,010  8.7%  Gross Margin  53.4%  55.1%  (170 bps)  52.4%  53.9%  (150 bps)  Net Loss  ($6,266)  ($19,468)  $13,202  ($26,547)  ($31,548)  $5,001  GAAP EPS  ($0.16)  ($0.51)  $0.35  ($0.68)  ($0.82)  $0.14  Adjusted EPS  $0.01  $0.00  $0.01  $0.00  $0.05  ($0.05)  Adjusted EBITDA  $6,192  $4,512  $1,680  $20,879  $19,516  1,363  Financial Performance  $ in thousands (except per share data)  5

 Fourth Quarter and Full-Year Highlights  6   Med Device   Med Tech  $10.5  $17.6  $59.7  40.0% growth  6.1% growth  Q4 Revenue Growth  Q4 FY21  Q4 FY22  Full-Year Revenue Contribution   Med Device   Med Tech  FY21  FY22  41.2% growth  0.9% growth  Q4 Revenue Contribution  Full-Year Revenue Growth  19.6  54.4  Q4 FY21

 Sales Growth Over Prior Periods  Endovascular Therapies   Q4 FY2022  FY2022  Auryon  110%  162%  Mechanical Thrombectomy*  10%  16%  Thrombolytics  21%  (6%)  Core Peripheral  3%  6%  Venous Insufficiency  7%  2%  Vascular Access  Q4 FY2022  FY2022  Midlines  (10%)  (18%)  C3  (10%)  12%  PICCs  8%  (3%)  Ports  16%  10%  Dialysis  16%  (1%)  Oncology  Q4 FY2022  FY2022  NanoKnife® Capital  0%  (10%)  NanoKnife® Disposables  16%  17%  Solero® Microwave  19%  0%  BioSentry  (2%)  5%  Alatus and IsoLoc Balloons  7%  4%  RadioFrequency Ablation  (18%)  (15%)  7  Med Tech  Q4 FY2022  FY2022  Auryon*  110%  162%  Thrombectomy**  11%  12%  NanoKnife® Disposables  16%  17%  NanoKnife® Capital  0%  (10%)  Med Device  Q4 FY2022  FY2022  Solero® Microwave  19%  0%  BioSentry  (2%)  5%  Core Peripheral  3%  6%  Venous Insufficiency  7%  2%  Alatus and IsoLoc Balloons  7%  4%  RadioFrequency Ablation  (18%)  (15%)  Midlines  (10%)  (18%)  C3  (10%)  12%  PICCs  8%  (3%)  Ports  16%  10%  Dialysis  16%  (1%)  * The Auryon product was launched in Q2 of fiscal year 2021.   ** Thrombectomy includes AngioVac, AlphaVac and Thrombolytics.  * Mechanical thrombectomy includes AngioVac and AlphaVac.

 Fourth Quarter and Full-Year 2022 Results (unaudited)  $ in thousands (except per share data)  Q4 FY2022  Q4 FY2021  Change  FY2022  FY2021  Change  Revenue   $86,998  $76,842  13.2%  $316,219  $291,010  8.7%   Med Tech    Med Device   $22,611  $64,387  $16,150  $60,692  40.0%  6.1%  $78,717  $237,502  $55,731  $235,279  41.2%  0.9%   Endovascular Therapies   Vascular Access   Oncology  $45,126  $26,734  $15,138  $38,071  $24,462  $14,309  18.5%  9.3%  5.8%  $160,925  $100,193  $55,101  $135,079  $101,310  $54,621  19.1%  (1.1%)  0.9%   United States   International  $73,704  $13,294  $63,597  $13,245  15.9%  0.4%  $265,963  $50,256  $237,043  $53,967  12.2%  (6.9%)  Net Loss  Non-GAAP Adjusted Net Income (Loss)  ($6,266)  $253  ($19,468)  ($67)  $13,202  $320  ($26,547)  ($182)  ($31,548)  $1,852  $5,001  ($2,034)  GAAP EPS  Non-GAAP Adjusted EPS  ($0.16)  $0.01  ($0.51)  $0.00  $0.35  $0.01  ($0.68)  $0.00  ($0.82)  $0.05  $0.14  ($0.05)  Gross Margin  53.4%  55.1%  (170 bps)  52.4%  53.9%  (150 bps)  Adjusted EBITDA  $6,192  $4,512  $1,680  $20,879  $19,516  $1,363  $ in thousands   Q4 FY2022  Q4 FY2021  Change  Cash   $28,825  $48,161  ($19,336)  Debt   $25,000  $20,000  $5,000  Net (Debt) Cash   $3,825  $28,161  ($24,336)  8

 9  Fourth Quarter and Full-Year 2022 Gross Margin Walk  Full-Year  Fourth Quarter  * Start-up costs include installation costs related to the Auryon lasers and costs related to transitioning the manufacturing of AlphaVac to AngioDynamics.

 10  Full-Year 2022 Cash Walk

FOCUSED TRANSFORMATION

U.S. Total Addressable Markets

FY2018

Began our strategic initiative to become a growth company

$1.3B
0-3% Mkt CAGR

FY2021

Launch of the Auryon System gives us access to the peripheral atherectomy market

$3.0B
2-5% Mkt CAGR

FY2023

Planned Thrombectomy & NanoKnife System portfolio additions & new indications increase market access

$6.0B
3-7% Mkt CAGR

FY2025

Planned Thrombectomy & PE portfolio additions & new indications increase market access

$8.0B
3-7% Mkt CAGR

angiodynamics

The planned portfolio additions and new indications are not guarantees of future performance and are subject to risks and uncertainties including FDA clearance. Investors are cautioned that actual events or results may differ from AngioDynamics' expectations.

11

Med Tech Platform – Expansion Opportunities

Developing our Med Tech platforms potentially expands our TAMs



Med Device
Atherectomy
Prostate*
FY2023 TAM
$6B
DVT
Pulmonary Embolism*
Right Atrium
Portfolio Expansion
Arterial Thrombectomy
Coronary Atherectomy**
Left Atrium
Chronic DVT**
Future TAM
>$10B
European MedTech Platform Expansion**

**Potential incremental TAM expansion beyond that depicted for FY 2025 on the previous slide angiodynamics

Source: Management estimates and industry sources

*The planned portfolio additions are not guarantees of future performance and are subject to risks and uncertainties, including clearance by the FDA. Investors are cautioned that actual events or results may differ from AngioDynamics' expectations.

12

GAAP to Non-GAAP Reconciliation  13

 Reconciliation of GAAP to Non-GAAP Net Income (Loss) and EPS  Reconciliation of Net Loss to Adjusted EBITDA  Includes costs related to merger and acquisition activities, restructurings, and unusual items, including asset impairments and write-offs, certain litigation, and other items. Fiscal year 2021 results include a $14.0 million write-off of OARtrac intangible assets.  Adjustment to reflect the income tax provision on a non-GAAP basis has been calculated assuming no valuation allowance on the Company's U.S. deferred tax assets and an effective tax rate of 23% for the periods ended May 31, 2022 and May 31, 2021.  Diluted shares may differ for non-GAAP measures as compared to GAAP due to a GAAP loss.   14  Includes costs related to merger and acquisition activities, restructurings, and unusual items, including asset impairments and write-offs, certain litigation, and other items. Fiscal year 2021 results include a $14.0 million write-off of OARtrac intangible assets.  (in thousands, except per share data)  (in thousands)